Fees Summary	Feb. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,968.38
Total Fee Amount	6,968.38
Total Transaction Valuation	45,515,250.00
Total Offset Amount	0.00
Net Fee	$ 0.00